Discontinued Operations	12 Months Ended
Dec. 31, 2017
Text Block1 [Abstract]
Discontinued Operations
23.	Discontinued Operations

The Group acquired MixRadio on March 16, 2015. Subsequently, the Group made a strategic decision to focus on its core LINE business and portal segment. On February 12, 2016, the board of directors approved the abandonment of the MixRadio segment. The operation of the MixRadio business was classified as a discontinued operation on March 21, 2016, when the abandonment took effect.

The aggregated results of the discontinued operations for the years ended December 31, 2015, 2016 and 2017 are presented below.

	(In millions of yen)

	2015	2016	2017
Revenues	264	444	—
Other income	—	9	—
Expenses(1)	(11,767)	(3,179)	(19)
Loss before tax from discontinued operations	(11,503)	(2,726)	(19)
Income tax benefits on disposal(2)	3,915	744	6

Loss for the year from discontinued operations (attributable to the shareholders of the Company)	(7,588)	(1,982)	(13)

(1)

In connection with the abandonment of the MixRadio business on March 21, 2016, restructuring expenses related to employee termination benefits of 1,165 million yen and office lease termination fees of 126 million yen have been incurred.

(2)

The income tax benefits for the years ended December 31, 2015, 2016 and 2017 are mainly due to the deductible temporary difference arising from the investment in MixRadio Limited, which incurred loss during the periods.

The aggregated cash flow information of the discontinued operations for the years ended December 31, 2015, 2016 and 2017, are presented below.

	(In millions of yen)

	2015	2016	2017
Operating	(6,457)	(4,654)	(136)
Investing	(2,427)	22	—
Financing	—	—	—

Net cash outflow	(8,884)	(4,632)	(136)